Exhibit 99.2
BancorpSouth Financial Information as of March 31, 2011

Forward Looking Information Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about long-term prospects for shareholder value, the impact of the prevailing economy, results of operations, and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the soundness of other financial institutions, the availability of capital, liquidity risk, the credit risk associated with real estate construction, acquisition and development loans, estimates of costs and values associated with real estate construction, acquisition and development loans in the Company’s loan portfolio, the adequacy of the Company’s allowance for credit losses to cover actual credit losses, governmental regulation and supervision of the Company’s operations, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, the impact of hurricanes or other adverse weather events, risks in connection with completed or potential acquisitions, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, restrictions on the Company’s ability to declare and pay dividends, the Company’s growth strategy, diversification in the types of financial services the Company offers, competition with other financial services companies, interruptions or breaches in security of the Company’s information systems, the failure of certain third party vendors to perform, the Company’s ability to improve its internal controls adequately, any requirement that the Company write down goodwill or other intangible assets, the impact of recent legislation on service charges on core deposit accounts, other factors generally understood to affect the financial results of financial services companies, and other factors detailed from time to time in BancorpSouth’s press releases and filings with the Securities and Exchange Commission. BancorpSouth does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Operating Results Three Months Ended, Q1’11 vs. Q1’10 Mar — 2011 Dec — 2010 Mar — 2010% Change Net interest revenue $109.4 $110.2 $111.9 (2.2) % Provision for credit losses 53.4 43.3 43.5 22.7 Noninterest revenue 68.3 74.0 63.3 7.9 Noninterest expense 130.0 123.4 120.5 7.9 Income (loss) before income taxes (5.7) 17.5 11.2 (151.2) Income tax provision (benefit) (5.2) 1.6 2.8 (286.3) Net income (loss) ($0.5) $15.9 $8.4 (105.9) % Net income (loss) per share: diluted ($0.01) $0.19 $0.10 (110.0) % Dollars in millions 3

Balance Sheet 3/31/11 vs. 3/31/10 Mar — 2011 Dec — 2010 Mar — 2010% Change Total assets $13,547 $13,615 $13,230 2.4% Total earning assets 12,336 12,458 12,032 2.5 Securities 2,813 2,709 2,111 33.3 Short-term investments 252 322 130 93.8 Loans, net of unearned income 9,214 9,333 9,710 (5.1) Allowance for credit losses (198) (197) (189) 4.8 Total deposits 11,464 11,490 10,994 4.3 Short-term borrowings 424 443 483 (12.2) Common shareholders’ equity 1,211 1,222 1,265 (4.3) Book value per share 14.51 14.64 15.16 (4.3) % Based on period end balances Dollars in millions4

Loan Portfolio NPL as a Percent of Outstanding NPL Outstanding
Consumer Mortgages $1,987 $65.6 3.3% Home Equity 531 1.7 0.3 Commercial — Non-Owner Occupied & Multi-Family 1,831 79.2 4.3 Construction, Acquisition and Development 1,089 206.5 19.0 Commercial & Industrial — Non-Real Estate 1,484 17.3 1.2 Commercial & Industrial — Owner Occupied 1,317 30.9 2.3 Agricultural 250 8.4 3.3 Credit Cards 101 3.7 3.7 All Other 623 11.8 1.9 Total Loans $9,214 $425.0 4.6% % of Loans Outstanding Consumer Mortgages & Home Equity 11% 27% 14% Commercial — Non-Owner Occupied & Multi-Family 16% 12% 20% Construction, Acquisition & Development Commercial & Industrial — Non-Real Estate Commercial & Industrial — Owner Occupied Agricultural, Credit Cards, & All Other As of March 31, 2011 Dollars in millions 5

Real Estate Construction, Acquisition and Development NPL as a Percent of Outstanding NPL Outstanding Multi-Family Construction $21 $8.4 39.7% 1-4 Family Construction 184 11.0 6.0 Recreation and All Other Loans 64 0.7 1.1 Commercial Construction 155 20.9 13.4 Commercial Acquisition and Development 245 48.0 19.6 Residential Acquisition and Development 420 117.6 28.0 Real Estate Construction, Acquisition and Development $1,089 $206.5 19.0% Outstanding $500 $400 $300 $200 $100 Loans $0 Multi-Family 1-4 Family Recreation & All Commercial Commercial A & D Residential A & D Construction Construction Other Loans Construction As of March 31, 2011 Dollars in millions6

Residential Acquisition and Development As of March 31, 2011 $700 “The Residential A&D portfolio has $601 declined by 30% over the last year.” $600 $570 $523 $500 $456 $420 $400 $300 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Dollars in millions “Corporate” includes lines of business not managed by a geographic region. 7

YTD Net Charge-Offs Greater MO AL / FL Memphis NE TN Other Total Consumer Mortgages $0.0 $1.0 $0.4 $0.6 $1.8 $3.8 Home Equity 0.1 0.2 0.3 0.2 0.3 1.0 Commercial - Non-Owner Occupied & Multi-Family 2.4 0.5 0.6 0.8 0.2 4.5 Construction, Acquisition and Development 8.8 9.5 5.7 2.8 4.3 31.1 Commercial & Industrial — Non-Real Estate 6.9 0.3 0.2 0.2 1.1 8.6 Commercial & Industrial — Owner Occupied 0.1 0.7 0.0 0.0 0.7 1.5 Agricultural 0.0 0.0 0.6 0.0 0.0 0.6 Credit Cards 0.0 0.0 0.0 0.0 0.6 0.6 All Other 0.0 0.0 0.0 0.0 0.2 0.2 Total Net Charge-Offs$18.3 $12.1 $7.9 $4.5 $9.3 $52.1 Greater MO AL / FL Memphis NE TN Other Total Multi-Family Construction $0.0 $0.4 $0.0 $0.0 $0.0 $0.4 1-4 Family Construction 0.0 0.0 0.5 0.0 0.0 0.5 Recreation and All Other Loans 0.0 0.0 0.0 0.0 0.0 0.0 Commercial Construction 5.0 0.0 0.0 0.1 1.4 6.5 Commercial Acquisition and Development 0.1 0.1 1.4 0.7 0.5 2.9 Residential Acquisition and Development 3.7 8.9 3.8 2.0 2.4 20.8 Construction A & D Net Charge-Offs $8.8 $9.5 $5.7 $2.8 $4.3 $31.1 As of March 31, 2011 Dollars in millions “Other” includes all other geographic regions and lines of business not managed by a geographic region. 8

Mar 2011 Impairment Analysis — Total Loans Greater Memphis AL / FL NE TN Other Total Unpaid principal balance of impaired loans $96.6 $95.9 $51.2 $179.9 $423.5 Cumulative charge-offs on impaired loans 21.9 22.2 8.8 31.8 84.7 Outstanding principal balance of impaired loans 74.6 73.7 42.4 148.0 338.8 Other non-accrual loans and leases not impaired 2.9 3.7 2.5 22.9 31.9 Total non-accrual loans and leases 77.5 77.4 44.9 170.9 370.7 Allowance for impaired loans and leases 8.0 12.7 9.8 18.8 49.4 Nonaccrual loans and leases, net of specific reserves $69.5 $64.6 $35.1 $152.1 $321.3 Non-performing loans and leases 80.4 84.0 47.5 213.0 425.0 Performing loans and leases 569.8 640.3 677.6 6,901.1 8,788.8 Total loans and leases $650.2 $724.3 $725.2 $7,114.2 $9,213.8 As of March 31, 2011 Dollars in millions “Other” includes all other geographic regions and lines of business not managed by a geographic region. 9

Mar 2011 Impairment Analysis — Residential A & D Greater Memphis AL / FL NE TN Other Total Unpaid principal balance of impaired loans $49.5 $48.0 $15.2 $36.2 $149.0 Cumulative charge-offs on impaired loans 13.8 10.9 1.9 8.3 34.9 Outstanding principal balance of impaired loans 35.7 37.1 13.3 27.9 114.0 Other non-accrual loans and leases not impaired 0.0 0.0 0.0 0.1 0.1 Total non-accrual loans and leases 35.7 37.1 13.3 28.0 114.1 Allowance for impaired loans and leases 3.4 5.8 2.7 6.2 18.2 Nonaccrual loans and leases, net of specific reserves $32.3 $31.3 $10.6 $21.8 $96.0 Non-performing loans and leases 38.1 37.4 13.3 28.8 117.6 Performing loans and leases 40.8 32.8 30.1 198.5 302.3 Total residential A & D loans and leases $78.9 $70.2 $43.4 $227.3 $419.8 As of March 31, 2011 Dollars in millions “Other” includes all other geographic regions and lines of business not managed by a geographic region. 10

Analysis of Non-Accrual Loans $400.0 $300.0 $200.0 $100.0 41%42%36%37% $0.0 Q2-2010 Q3-2010 Q4-2010 Q1-2011 Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns Based on Period End Balances Dollars in millions “Paying as Agreed” includes loans not 30+ days past due with payments occurring at least quarterly. 11

Other Real Estate Owned AL AR FL LA MO MS TN * TX Other Total Consumer Mortgages $4.6 $1.1 $0.1 $0.5 $0.8 $4.0 $6.3 $0.5 $2.5 $20.5 Non-Owner Occupied 2.8 1.7 1.6 0.0 0.5 0.1 2.4 0.0 0.0 9.0 Construction, A & D 11.1 2.2 1.8 0.1 3.9 24.1 50.2 0.0 0.6 94.0 C & I — Non-Real Estate 0.2 0.0 0.0 0.2 0.0 0.0 0.0 0.0 0.0 0.4 C & I — Owner Occupied 2.2 0.1 0.2 0.0 0.1 1.6 3.9 0.2 0.3 8.6 All Other 1.1 0.1 0.0 0.0 0.2 1.3 1.2 0.0 0.0 3.9 Total $22.0 $5.2 $3.8 $0.8 $5.5 $31.1 $63.9 $0.8 $3.4 $136.4 41% 42% 36% 36% $53.4 million or 83 percent is located in Greater Memphis. Dollars in millions Categories are based on property location rather than loan origination. * Tennessee includes the greater Memphis area, a portion of which is located in Mississippi. 12